Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CNH Industrial Capital Canada Ltd.	5 November 2021
6900 Veterans Boulevard
Burr Ridge, Illinois 60527

Re:	Sample Receivable Agreed-Upon Procedures
CNH Capital Canada Receivables Trust (the “Issuer”)
Receivable-Backed Notes, Series 2021-2 (the “Notes”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by CNH Industrial Capital Canada Ltd. (the “Seller”), BMO Nesbitt Burns Inc. (“BMO Nesbitt Burns”), BMO Capital Markets Corp. (“BMO Capital”), CIBC World Markets Inc. (“CIBC Inc.”), CIBC World Markets Corp. (“CIBC Corp.”), RBC Dominion Securities Inc. (“RBC Dominion”) and RBC Capital Markets, LLC (“RBC Capital,” together with the Seller, BMO Nesbitt Burns, BMO Capital, CIBC Inc., CIBC Corp. and RBC Dominion, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate retail instalment sale contracts, including split rate retail instalment sale contracts, used to finance the purchase of new and used agricultural and construction equipment and leases of similar equipment (the “Receivables”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller provided us with, or instructed us to obtain, as applicable:

a.                                      Electronic data files:

i.                                          Labeled “TREA003 - ABS Contract Summary_20210930.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Collateral Data File”), that the Seller indicated contains information relating to a pool of fixed rate retail instalment sale contracts, including split rate retail instalment sale contracts, used to finance the purchase of new and used agricultural and construction equipment and leases of similar equipment (the “Preliminary Cutoff Date Receivables”) as of 29 September 2021 (the “Preliminary Cutoff Date”),

ii.                                       Labeled “CashFlowsGPV_VIRTC_20210929_daily.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Payment Data File”), that the Seller indicated contains information relating to the past and future scheduled payments for the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,

iii.                                    Labeled “CNHCCRT 2021-2 Receivables Listing v2.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Receivables Schedule”), that the Seller indicated contains a list of contract identification numbers (each, a “Receivable ID”) corresponding to certain Preliminary Cutoff Date Receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,

iv.                                   Labeled “TREA003 - ABS_Contract Summary_20212_20211031.xlsx” and the corresponding record layout and decode information, as applicable (the “Collateral Data File”), that the Seller indicated contains information relating to the Receivables as of 31 October 2021 (the “Cutoff Date”) and

v.                                      Labeled “TREA04 CashFlowsGPV_20212_20211031.xlsx” and the corresponding record layout and decode information, as applicable (the “Payment Data File,” together with the Preliminary Collateral Data File, Preliminary Payment Data File, Preliminary Receivables Schedule and Collateral Data File, the “Provided Data Files”), that the Seller indicated contains information relating to the past and future scheduled payments for the Receivables as of the Cutoff Date,

b.                                      Imaged copies of:

i.                                          The fixed rate or split rate retail instalment sale contract and security agreement, fixed rate finance lease agreement, note and security agreement, multiple unit addendum, multiple payment schedule addendum, default manager activity log or other related documents (collectively and as applicable, the “Contract”),

ii.                                       Certain payment schedule screen shots from the Seller’s servicing system (the “Payment Schedule Screen Shots”) that the Seller indicated contain certain information relating to the payment schedule that supersedes the corresponding information contained in the Contract, as applicable,

iii.                                    Certain system screen shots from the Seller’s servicing system (the “Collateral Type System Screen Shots”) that the Seller indicated contain certain information relating to the collateral type that supersedes the corresponding information contained in the Contract, as applicable,

iv.                                   A completed credit application and, if applicable, corresponding applicant name and address verification form (collectively, the “Credit Application”), as applicable,

v.                                      Certain credit scoring and decision screen shots from the Seller’s servicing system (the “Credit Score System Screen Shots”), as applicable,

b.  (continued)

vi.                                   Certain customer score screen shots from the Seller’s underwriting system (the “Customer Score System Screen Shots”), as applicable, and

vii.                                The personal property security act filing or new financing statement, as applicable (collectively, the “PPSA Filing,” together with the Contract, Payment Schedule Screen Shots, Collateral Type System Screen Shots, Credit Application, Credit Score System Screen Shots and Customer Score System Screen Shots, the “Source Documents”)

that the Seller indicated relate to each Sample Receivable (as defined in Attachment A),

c.                                       The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Data File (both as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.                                      Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File are collectively the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A.  The Seller is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Preliminary Cutoff Date Data File (as defined in Attachment A), Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Seller upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                          Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                       The value of the collateral securing the Receivables,

iii.                                    Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.                                   Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Seller and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 — Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 November 2021

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.                                      As instructed by the Seller, we combined the information on the Preliminary Collateral Data File and Preliminary Payment Data File.  The Preliminary Collateral Data File and Preliminary Payment Data File, as combined, are hereinafter referred to as the “Preliminary Cutoff Date Data File.”

2.                                      As instructed by the Seller, we deleted the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that were not Preliminary Receivables, as shown on the Preliminary Receivables Schedule.  The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.                                      As instructed by the Seller, we randomly selected a sample of 184 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Seller did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 184 Sample Receivables are referred to as Sample Receivable Numbers 1 through 184.

4.                                      For each Sample Receivable, we:

a.                                       Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Seller to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

b.                                      Observed the existence of one of the following:

i.                                          A completed Credit Application,

ii.                                       A credit score in the Credit Score System Screen Shots or

iii.                                    A customer score in the Customer Score System Screen Shots.

We performed no procedures to determine if a credit review was performed or to determine the accuracy, completeness, reasonableness or source of any credit score or customer score information contained in the Credit Application, Credit Score System Screen Shots or Customer Score System Screen Shots, as applicable.

c.                                       Observed evidence of a PPSA Filing which was made to secure the Seller’s interest in the equipment that is shown in the Contract.  We performed no procedures to determine the enforcement or standing of such PPSA Filing.

Attachment A Page 2 of 2

5.                                      As instructed by the Seller, we combined the information on the Collateral Data File and Payment Data File.  The Collateral Data File and Payment Data File, as combined, are hereinafter referred to as the “Data File.”

6.                                      For each fixed rate retail instalment sale contract or lease on the Preliminary Data File and Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Data File, and noted that:

a.                                       All of the Receivables included on the Data File were included on the Preliminary Data File,

b.                                      216 of the Preliminary Receivables included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Receivables”) and

c.                                       Eight of the Removed Preliminary Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 1, 3, 20, 29, 30, 34, 56 and 82.  The Seller instructed us not to perform any further procedures on the Removed Sample Receivables.

7.                                      For the 176 Sample Receivables included on the Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Seller instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File.  All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Preliminary
Sample Characteristic	Data File Field Name	Source Document(s)	Note(s)

Receivable ID	Contract Id	Contract	i.

Contract APR	Rateafterwaiver	Contract

Customer billing province	CustomerState	Contract

Collateral type (agricultural/construction/ other)	Usage	Contract or Collateral Type System Screenshots	ii.

Interest start date	InterestStartDate	Contract

Origination date	ContractStartDate	Contract

Equipment type (new/used)	EquipmentNew Used	Contract	iii.

Original principal	AmountFinanced	Contract

Payment schedule	N/A	(a) Contract,	iv., v.
(b) Payment Schedule Screen Shots or
(c) Contract and Payment Schedule Screen Shots

Maturity date	ContractMaturityDate	(a) Contract or	vi.
(b) Contract and recalculation

Original term	MonthToMaturityOriginal	Contract and recalculation	vii.

Exhibit 1 to Attachment A

Notes:

i.                                        For identification purposes only.

ii.                                    For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 147), the Seller instructed us to note agreement if the collateral type (agricultural/construction/other) value, as shown on the Preliminary Data File, agreed with the collateral type (agricultural/construction/other), as shown in the Contract, in accordance with the decode table shown below, as applicable:

Preliminary Data File Value	Contract Value
A	Agricultural use or Agricoles
I	Business use,
commercial/business use or
commerciales/d’entreprise

For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic for Sample Receivable Number 147, the Seller instructed us to use the Collateral Type System Screen Shots as the Source Document.

iii.                                For the purpose of comparing the equipment type (new/used) Sample Characteristic for each Sample Receivable that is secured by more than one piece of equipment, as shown in the Contract, the Seller instructed us to use the first piece of equipment listed in the Contract.  We performed no procedures to reconcile any differences that may exist relating to any information contained in the Contract.

iv.                                For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable, the Seller instructed us to:

(a)                                 Only compare payments scheduled after the Preliminary Cutoff Date and

(b)                                 Ignore differences of +/- 5% or less (expressed as a percentage of the payment amount, as shown in the Payment Schedule Screen Shots and/or Contract, as applicable (and in accordance with any other applicable note(s)), for any individual payment.

v.                                    For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 8, 49, 80, 85, 86 and 156), the Seller instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the payment schedule Sample Characteristic for Sample Receivable Numbers 8, 49, 80, 85, 86 and 156, the Seller instructed us to use information shown in the Contract and/or Payment Schedule Screen Shots, as applicable (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes:  (continued)

vi.                                For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Seller instructed us to use the Contract as the Source Document.  If the maturity date was not specifically stated in the Contract, the Seller instructed us to recalculate the maturity date by:

(a)                               Subtracting 1 from the number of payments or the number of payments in the final payment instalment, as applicable,

(b)                              Multiplying the value calculated in (a) by the period of payments and

(c)                               Adding the number of months represented by the result of (b) to the beginning payment date, all as shown in the Contract.

vii.                            For the purpose of comparing the original term Sample Characteristic for each Sample Receivable, the Seller instructed us to recalculate the original term by:

(a)                               Calculating the number of days from the maturity date to the origination date, both as shown in the Contract (and in accordance with any other applicable note(s)), including both the maturity date and origination date as days within this period,

(b)                              Dividing the value calculated in (a) by 30.4375 and

(c)                               Rounding the value calculated in (b) to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller described in the notes above.